UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 4

CURRENT REPORT

 Pursuant to Section 13 or 15(d)
 of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    July 22, 2006

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-9204	74-1492779
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

12377 Merit Drive
Suite 1700, LB 82
Dallas, Texas	75251
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (214) 368-2084
(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On July 25, 2006, EXCO Resources, Inc., a Texas corporation (“EXCO”), filed a Form 8-K dated July 22, 2006 (“Original Form 8-K”).  On October 2, 2006, EXCO filed a Form 8-K/A — Amendment No. 1 to the Original Form 8-K.  On October 4, 2006, EXCO filed a Form 8-K/A — Amendment No. 2 to its Original Form 8-K.  On October 19, 2006, EXCO filed a Form 8-K/A — Amendment No. 3 to its Original Form 8-K (as amended, the “Amended Form 8-K”).  This Form 8-K/A — Amendment No. 4 amends and restates Item 9.01 of the Amended Form 8-K in its entirety and provides the financial information required by Item 9.01:

Item 1.01  Entry Into a Material Definitive Agreement.

Merger Agreement

On July 22, 2006, Winchester Acquisition, LLC (“Buyer”), a wholly-owned subsidiary of EXCO, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Progress Fuels Corporation (“PFC”), Winchester Energy Company, Ltd. (“WEC Ltd.”), and WGC Holdco, LLC, whereby Buyer has acquired all of the equity interests of WEC Ltd. by merger of WEC Ltd. with and into Buyer on October 2, 2006 (the “Merger”).

In the Merger, Buyer paid PFC approximately $1.13 billion in cash after closing adjustments, subject to contractual post-closing purchase price adjustments (reflecting a true-up of adjustments estimated at closing, including (i) certain of WEC Ltd.’s capital costs, transaction payments, and gas imbalances, (ii) WEC Ltd.’s EBITDA from May 1, 2006 until closing, and (iii) WEC Ltd.’s working capital at closing, all as set forth in detail in the Merger Agreement), and acquired certain producing and undeveloped oil and natural gas properties located in East Texas and North Louisiana, six gathering systems with approximately 300 miles of pipe and a 54 mile pipeline.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

First Amendment to Agreement and Plan of Merger

In contemplation of the closing of the Merger, Buyer entered into that certain First Amendment to Agreement and Plan of Merger (the “Amendment”), dated September 28, 2006, with WEC Ltd., PFC and WGC Holdco, LLC, which amended selected provisions of the Merger Agreement.  Among other items, the Amendment principally amended and updated specified schedules to the Merger Agreement pursuant to the terms of the Merger Agreement, adjusted the purchase price from $1,195,000,000 to $1,159,774,600, amended certain provisions regarding title defects, and amended certain provisions of the Merger Agreement to reflect the creation of a new subsidiary of WEC Ltd.

The foregoing description of the Amendment is not complete and is qualified in its entirety to the full text of the Amendment, a copy of which is filed as Exhibit 2.2 and is incorporated herein by reference.

Formation of EXCO Partners, LP

Concurrent with the Merger, EXCO contributed Buyer to its wholly-owned subsidiary, EXCO Partners, LP (“EXCO Partners”).  Accordingly, Buyer is now a subsidiary of EXCO Partners.  In addition, EXCO also contributed all of its East Texas oil and gas properties, related pipeline and gathering systems, compressors and other production related equipment, and contracts including financial derivative instruments associated with EXCO’s East Texas production, to EXCO Partners in exchange for a payment of $150.0 million cash to EXCO.  The payment was drawn under EXCO Partners’ revolving credit facility and the proceeds were applied to reduce indebtedness outstanding under EXCO’s revolving credit agreement.  Included in the assets conveyed to EXCO Partners were four of EXCO’s subsidiaries, ROJO Pipeline, LP (f/k/a ROJO Pipeline, Inc.), TXOK Energy Resources Holdings, LLC, TXOK Texas Energy Holdings, LLC and TXOK Texas Energy Resources, L.P.  These entities are no longer guarantors or restricted subsidiaries under EXCO’s Credit Agreement or the Indenture (herein so called) governing EXCO’s 7 ¼% Senior Notes due 2011.  EXCO Partners, its subsidiaries, its general partner and the partners of its general partner, are deemed unrestricted subsidiaries under the Indenture governing EXCO’s  7 ¼% Senior Notes due 2011 and EXCO’s Credit Agreement.

EXCO Partners Revolving Credit Facility

To finance the Merger and the $150.0 million payment to EXCO for EXCO’s East Texas assets, EXCO Partners wholly-owned subsidiary, EXCO Partners Operating Partnership, LP (“EPOP”), entered into a Senior Revolving Credit Agreement, dated October 2, 2006 (the “Revolving Credit Facility”), with a group of lenders lead by JPMorgan Chase Bank, N.A.  The Revolving Credit Facility has a face amount of $750 million with an initial borrowing base of $750 million and an initial conforming borrowing base of $650 million.  The borrowing base must be conforming by April 1, 2007.  The Revolving Credit Facility is secured by a first priority lien on the oil and gas assets of EPOP, including 100% of the equity of EPOP’s subsidiaries, and is guaranteed by all existing and future subsidiaries.  Financial covenants governing the Revolving Credit Facility include maximum total leverage, minimum interest coverage, asset coverage value ratio, and a minimum current ratio.  The Revolving Credit Facility contains representations, warranties, covenants, events of default, and indemnities customary for agreements of this type.  The Revolving

Credit Facility matures four years from the closing date and has an initial drawn interest rate of LIBOR + 175 basis points (“bps”) and an undrawn commitment fee of 37.5 bps on the first $650 million of the Revolving Credit Facility.  To the extent usage exceeds the initial conforming borrowing base, the Revolving Credit Facility will have an initial drawn interest rate of LIBOR + 250 bps and an undrawn commitment fee of 50 bps on the portion of the borrowings that exceed the initial conforming borrowing base.  The Revolving Credit Facility contains a pricing grid based on availability.  Finally, as a condition precedent to the funding of the Revolving Credit Facility, the Borrower is required to hedge 75% of proved developed producing production through 2010.  The repayment obligation under this facility can be accelerated upon the occurrence of an event of default including the failure to pay principal or interest, a material inaccuracy of a representation or warranty, failure to observe or perform covenants, subject to certain cure periods, bankruptcy, judgments against EPOP or any subsidiary in excess of $5.0 million or a change of control (as defined) of EPOP.  The initial amount borrowed under this facility was $651.0 million at closing of the Merger.

The foregoing description of the Revolving Credit Agreement is not complete and is qualified in its entirety to the full text of the Revolving Credit Facility, a copy of which is filed as Exhibit 10.1 and is incorporated herein by reference.

EXCO Partners Senior Term Credit Agreement

In connection with the Merger and the EXCO asset contribution, EPOP entered into a Senior Term Credit Agreement, dated October 2, 2006 (as amended and restated as of October 13, 2006), with JPMorgan Chase Bank, N.A., as administrative agent.  The aggregate principal amount is $650.0 million.  The Senior Term Credit Agreement is secured by a second priority lien on all of the oil and gas properties securing the Revolving Credit Facility, including 100% of the stock of subsidiaries, and is guaranteed by all existing and future subsidiaries.  Financial covenants governing the Senior Term Credit Agreement include maximum total leverage, minimum interest coverage and minimum asset coverage.  The Senior Term Credit Agreement contains representations, warranties, covenants, events of default and indemnities customary for agreements of this type.  The Senior Term Credit Agreement has an interest rate of LIBOR + 600 bps, with 25 bps step ups on October 2, 2007 and January 2, 2008, and a total cap of LIBOR + 650 bps.  Additionally, the Senior Term Credit Agreement matures five years from the closing date, amortizes at 1% per year, with a bullet payment at maturity.  Upon an initial public offering by EXCO Partners, EPOP shall prepay the principal outstanding (plus accrued interest) under the Senior Term Credit Agreement at par.  Commencing with the fiscal year ended December 31, 2007, and each year thereafter, EPOP must apply 100% of its Excess Cash Flow (as defined in the Senior Term Credit Agreement) toward prepayment at par of the Senior Term Credit Agreement.  Such payments shall be made no later than the later of April 15 or five business days following delivery of the annual financial statements required under the Senior Term Credit Agreement.  Any principal payment prior to the first anniversary, other than the mandatory prepayments described above, must be paid at 102% of the principal amount and after the first anniversary date to and including the second anniversary at 101% of par.  Thereafter, any prepayments are at par.  The repayment obligation under this facility can be accelerated upon the occurrence of an event of default including the failure to pay principal or interest, a material inaccuracy of a representation or warranty, failure to observe or perform covenants, subject to certain cure periods, bankruptcy, judgments against EPOP or any subsidiary in excess of $5.0 million or a change of control (as defined) of EPOP.

The foregoing description of the Senior Term Credit Agreement is not complete and is qualified in its entirety to the full text of the Senior Term Credit Agreement, a copy of which is filed as Exhibit 10.2 and is incorporated herein by reference.

First Amendment to EXCO Credit Agreement

In connection with the contribution by EXCO to EXCO Partners of EXCO’s East Texas assets, EXCO entered into an amendment to its revolving Credit Agreement (the “First Amendment”).  The First Amendment generally consents to and facilitates the contribution of the East Texas assets to EXCO Partners and provides that EXCO Partners, its subsidiaries, the general partner of EXCO Partners and the partners of the general partner are unrestricted subsidiaries under the Credit Agreement and are not subject to the terms thereof and are no longer guarantors thereof.  Moreover, the assets of EXCO Partners and its subsidiaries have not been pledged under the Credit Agreement, nor has EXCO Partners or the other unrestricted subsidiaries guaranteed the Credit Agreement.  The First Amendment also provides that the borrowing base thereunder shall be reduced to $600.0 million, with an aggregate commitment of $400.0 million.  The First Amendment also revises the covenants regarding the format of the financial statements to be delivered by EXCO and consents to the contingent equity contribution obligation described below under “EXCO Equity Contribution Agreement” subject to certain conditions.  The First Amendment also amends certain covenants to address EXCO’s relationship with EXCO Partners.  Prior to a public offering, if any, by EXCO Partners, EXCO may not permit the subsidiaries through which EXCO owns the equity of EXCO Partners to incur any Indebtedness or incur any lien.  Prior to a public offering, if any, by EXCO Partners, EXCO is required to own 100% of the equity of EXCO Partners.

The foregoing description of the First Amendment is not complete and is qualified in its entirety to the full text of the First Amendment, a copy of which is filed as Exhibit 10.3 and is incorporated herein by reference.

EXCO Equity Contribution Agreement

In connection with the arrangement of the Senior Term Credit Agreement, the lenders required EXCO to enter into an Equity Contribution Agreement, dated October 2, 2006, and amended and restated on October 4, 2006 and October 13, 2006 (as amended and restated, the “ECA”).  The ECA generally provides that on the date 18 months from October 2, 2006  (the “Equity Contribution

Date”), EXCO will make a cash common equity contribution to EXCO Partners Operating Partnership, LP (the “Borrower”) in an amount equal to the lesser of (i) $150.0 million or (ii) the aggregate amount then outstanding under the Senior Term Credit Agreement; provided, that in no event can this obligation exceed during the term of the ECA the maximum amount that EXCO could contribute under the terms of its Indenture governing EXCO’s 7 1/4% Senior Notes due 2011.  Alternatively, EXCO can cause EXCO Partners to make the equity contribution to EPOP in the amount of $150.0 million to satisfy this obligation.  In lieu of requiring the equity contribution, the holders of at least 66 2/3% of the aggregate principal amount of the loans outstanding under the Senior Term Credit Agreement can elect at the Equity Contribution Date to require EPOP and its subsidiaries to become “Restricted Subsidiaries” under EXCO’s Credit Agreement and require EXCO to provide, and cause all then Restricted Subsidiaries as defined and constituted under EXCO’s Credit Agreement to provide, guarantees and collateral in respect of the Senior Term Credit Agreement on terms substantially consistent with the guarantees and collateral provided under EXCO’s Credit Agreement.  This requirement is subject to compliance with the Credit Agreement.  Any cash so contributed shall be used by EPOP to prepay loans under the Senior Term Credit Agreement.  EXCO and its subsidiaries are prohibited from making Restricted Payments (as defined in the Indenture) that would constitute a utilization of the Indenture restricted payment baskets, other than restricted payments not to exceed $5.0 million  In addition, EXCO has covenanted to redeem or defease its 7 1/4% Senior Notes due 2011 if the Indenture would not permit the equity contribution or the lenders’ election to cause EXCO to designate EPOP and its subsidiaries as Restricted Subsidiaries under the Credit Agreement (subject to certain restrictions on the indebtedness that may be incurred for any such redemption or defeasance if the election to cause the designation of EPOP as a Restricted Subsidiary is chosen).  The ECA will terminate upon payment in full of the Senior Term Credit Agreement.

The foregoing description of the ECA is not complete and is qualified in its entirety to the full text of the ECA, a copy of which is filed as Exhibit 10.4 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)         Financial Statements of Businesses Acquired.

The audited statements of revenues and direct operating expenses of Winchester Energy Company Properties for the years ended December 31, 2004 and 2005 and the nine months ended September 30, 2006, are included as Exhibit 99.3.

(b)         Unaudited Pro Forma Financial Information.

The required unaudited pro forma financial information in respect of the acquisition of Winchester Energy Company, Ltd. is included as Exhibit 99.4.

(d)         Exhibits.

*2.1

Merger Agreement, dated July 22, 2006, by and among Winchester Acquisition, LLC, Progress Fuels Corporation, Winchester Energy Company, Ltd., and WGC Holdco, LLC (incorporated by reference to Exhibit 2.1 of EXCO’s Current Report on Form 8-K, dated July 22, 2006 and filed with the Securities and Exchange Commission on July 25, 2006).

*2.2

First Amendment to Agreement and Plan of Merger, dated as of September 28, 2006, by and among Winchester Acquisition, LLC, Progress Fuels Corporation, Winchester Energy Company, Ltd., and WGC Holdco, LLC (incorporated by reference to Exhibit 2.2 of EXCO’s Current Report on Form 8-K/A — Amendment No. 2, dated July 22, 2006 and filed with the Securities and Exchange Commission on October 4, 2006).

*10.1

Senior Revolving Credit Agreement, dated October 2, 2006, among EXCO Partners Operating Partnership, LP, certain of its subsidiaries, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto (incorporated by reference to Exhibit 10.1 of EXCO’s Current Report on Form 8-K/A — Amendment No. 2, dated July 22, 2006 and filed with the Securities and Exchange Commission on October 4, 2006).

*10.2

Senior Term Credit Agreement, dated October 2, 2006, as amended and restated as of October 13, 2006, among EXCO Partners Operating Partnership, LP, certain of its subsidiaries, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto (incorporated by reference to Exhibit 10.2 of EXCO’s Current Report on Form 8-K/A — Amendment No. 3, dated July 22, 2006 and filed on October 19, 2006).

*10.3

First Amendment to Credit Agreement, dated October 2, 2006, among EXCO Resources, Inc., certain of its subsidiaries, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto (incorporated by reference to Exhibit 10.3 of EXCO’s Current Report on Form 8-K/A — Amendment No. 2 dated July 22, 2006 and filed with the Securities and Exchange Commission on October 4, 2006).

*10.4

Second Amended and Restated Equity Contribution Agreement, dated October 13, 2006, among EXCO Resources, Inc., EXCO Partners Operating Partnership, LP, and JPMorgan Chase Bank, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.4 of EXCO’s Current Report on Form 8-K/A — Amendment No. 3, dated July 22, 2006 and filed on October 19, 2006).

23.1	Consent of KPMG, LLP, filed herewith.

99.1	Press Release, dated July 24, 2006 (incorporated by reference to Exhibit 99.1 of EXCO’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 25, 2006).

99.2

Press Release, dated October 2, 2006, (incorporated by reference to Exhibit 99.2 of EXCO’s Current Report on Form 8-K/A — Amendment No. 1, dated July 22, 2006 and filed with the Securities and Exchange Commission on October 2, 2006).

99.3

Audited Statements of revenues and direct operating expenses of Winchester Energy Company Properties for the years ended December 31, 2004 and 2005 and the nine months ended September 30, 2006, filed herewith.

99.4

Unaudited pro forma balance sheet as of September 30, 2006 and unaudited statements of operations in respect of the acquisition of Winchester Energy Company Properties for the year ended December 31, 2005 and nine months ended September 30, 2006, filed herewith.

*                    The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. EXCO will furnish copies of such schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Date: December 18, 2006	By:	/s/ J. DOUGLAS RAMSEY
J. Douglas Ramsey, Ph.D.
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
*2.1

Merger Agreement, dated July 22, 2006, by and among Winchester Acquisition, LLC, Progress Fuels Corporation, Winchester Energy Company, Ltd., and WGC Holdco, LLC (incorporated by reference to Exhibit 2.1 of EXCO’s Current Report on Form 8-K, dated July 22, 2006 and filed with the Securities and Exchange Commission on July 25, 2006).

*2.2

First Amendment to Agreement and Plan of Merger, dated as of September 28, 2006, by and among Winchester Acquisition, LLC, Progress Fuels Corporation, Winchester Energy Company, Ltd., and WGC Holdco, LLC (incorporated by reference to Exhibit 2.2 of EXCO’s Current Report on Form 8-K/A — Amendment No. 2, dated July 22, 2006 and filed with the Securities and Exchange Commission on October 4, 2006).

*10.1

Senior Revolving Credit Agreement, dated October 2, 2006, among EXCO Partners Operating Partnership, LP, certain of its subsidiaries, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto (incorporated by reference to Exhibit 10.1 of EXCO’s Current Report on Form 8-K/A — Amendment No. 2, dated July 22, 2006 and filed with the Securities and Exchange Commission on October 4, 2006).

*10.2

Senior Term Credit Agreement, dated October 2, 2006, as amended and restated as of October 13, 2006, among EXCO Partners Operating Partnership, LP, certain of its subsidiaries, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto (incorporated by reference to Exhibit 10.2 of EXCO’s Current report on Form 8-K/A — Amendment No. 3, dated July 22, 2006 and filed on October 19, 2006).

*10.3

First Amendment to Credit Agreement, dated October 2, 2006, among EXCO Resources, Inc., certain of its subsidiaries, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto (incorporated by reference to Exhibit 10.3 of EXCO’s Current Report on Form 8-K/A — Amendment No. 2 dated July 22, 2006 and filed with the Securities and Exchange Commission on October 4, 2006).

*10.4

Second Amended and Restated Equity Contribution Agreement, dated October 13, 2006, among EXCO Resources, Inc., EXCO Partners Operating Partnership, LP, and JPMorgan Chase Bank, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.4 of EXCO’s Current Report on Form8-K/A — Amendment No. 3, dated July 22, 2006 and filed on October 19, 2006).

23.1	Consent of KPMG, LLP, filed herewith.

99.1	Press Release, dated July 24, 2006 (incorporated by reference to Exhibit 99.1 of EXCO’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 25, 2006).

99.2

Press Release, dated October 2, 2006, (incorporated by reference to Exhibit 99.2 of EXCO’s Current Report on Form 8-K/A — Amendment No. 1, dated July 22, 2006 and filed with the Securities and Exchange Commission on October 2, 2006).

99.3

Audited Statements of revenues and direct operating expenses of Winchester Energy Company Properties for the years ended December 31, 2004 and 2005 and the nine months ended September 30, 2006, filed herewith.

99.4

Unaudited pro forma balance sheet as of September 30, 2006 and unaudited statements of operations in respect of the acquisition of Winchester Energy Company Properties for the year ended December 31, 2005 and nine months ended September; 30, 2006, filed herewith.

*                    The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. EXCO will furnish copies of such schedules to the Securities and Exchange Commission upon request.